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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9477

ING Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 to June 30, 2013

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

June 30, 2013

ING GET U.S. Core Portfolio

■	Series 13

■	Series 14

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Series use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Series voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Series file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Series’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Series’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Series by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Several years ago, the ING Retirement Center conducted a survey to find out what Americans thought of our private retirement system, i.e., employer-sponsored retirement savings plans. Most people thought individuals should take responsibility for their own retirement security but felt that employers should provide more education about retirement investing as well as more investment choices. Many people also admitted that even though they knew approximately how much money they needed to fund their retirements, they were not saving enough to reach their goals.

On the surface there seems to be a misalignment of actions and self-interest: the clear recognition that you need to save more and the acknowledgment that you’re not doing it. Yet, we believe there is an economic reality underpinning the surface perception; many people probably are saving as much as they can. As a nation, if we want to increase retirement saving, we’d better do something to help the economy deliver more discretionary income to more people.

For savers, then, the relevant question may not be, “How do I save more?” It may instead be, “How do I make my savings accomplish more?” That’s where the investment industry can help, by providing advice and information to help you make decisions, and by offering investment products that seek to enhance the potential for reaching your goals. Accumulating wealth is not about windfalls or short-term opportunities — it’s a long-term endeavor that requires careful planning and steadfast execution to succeed.

Don’t worry about missing a gain today or enduring a loss tomorrow. Hew to the course you and your financial advisor have plotted; discuss prospective changes thoroughly with your financial advisor before taking action; and make changes to your portfolio only if they enhance the potential for achieving your goals.

Thank you for your continued confidence in ING Funds. It is our privilege to serve you, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

July 7, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  SIX MONTHS ENDED JUNE 30, 2013

Investors welcomed in 2013 having seen global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, power ahead by 8.69% in the previous six months. Central banks from the U.S. to the U.K. to the euro zone were keeping interest rates so low that investors were ratcheting their risk exposures higher in the search for return. By the end of 2012 it was evident that the Bank of Japan would join the other central banks, as Japan’s parliamentary opposition, promising unlimited monetary easing, won a landslide in December elections. Some commentators fretted that this was not a particularly sound basis for the market’s advance. But sound or not, the index surged another 11.70% in the first half of 2013. (The MSCI World IndexSM returned 8.43% for the six-months ended June 30, 2013, measured in U.S. dollars.)

Much of the strength in global equities in late 2012 could be attributed to a recovery in the euro zone after European Central Bank (“ECB”) President Draghi’s July pronouncement, amid new waves of fear that the euro zone could not survive the depredations of its weakest members, that the ECB was “ready to do whatever it takes to preserve the euro.” This seemed to calm nerves, but confidence was shaken twice in early 2013. First, in February, the Italian general election ended in stalemate on low turnout that signaled the rejection of reform. Next, the final basis of a bailout for insolvent Cyprus banks imposed a levy on uninsured deposits and capital controls. In short order, a euro held in one country became different from a euro held in another: hardly the mark of an effective single currency.

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors watched an economic recovery that was undeniable but unimpressive. By June monthly job creation was averaging 155,000 per month but the unemployment rate was still elevated at 7.6%. The highest consumer confidence indices in five years contrasted with stagnant manufacturing output. Growth in first quarter gross domestic product (“GDP”) was surprisingly revised down from 2.4% to a dreary 1.8%. At least the housing market was maintaining its recovery. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 12.05% year-over-year gain, the most in over seven years, with existing home sales the highest since November 2009.

Elsewhere, China faced faltering growth and fading exports, while it tried to pierce a bank credit bubble with blunt instruments.

But any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. They didn’t like it. Bond yields soared and by June 24 the index had given back 8%, leading nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money would be in force for a long time. So not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds slipped 2.44% in the first half of 2013, having been slightly ahead for the year on May 21. Only the sub-indices with the shortest durations held on to positive returns while the Barclays Long Term U.S. Treasury Index lost 7.83%. The Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained just 1.42%.

U.S. equities, represented by the S&P 500® Index including dividends, jumped 13.82% in the half year, the best first half since 1998, albeit 4% off its high. All sectors rose, led by health care with a gain of 20.26% and financials 19.50%, while materials 2.90% and technology 6.35% lagged the most. Operating earnings per share for S&P 500® companies set a record in the first quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar rose 1.41% against the euro over the period and 6.85% against the pound, due to the generally better growth outlook in the U.S., events described above in Italy and Cyprus and as Moody’s relieved the U.K. of its Aaa credit rating. The dollar climbed 14.28% over the yen due to the new aggressive monetary easing policy in Japan.

In international markets, the MSCI Japan® Index soared 33.90%. Investors hoped Prime Minister Abe’s and Bank of Japan Governor Kuroda’s steps to conquer deflation and get consumers and businesses spending again would gain traction. Encouragingly GDP growth was reported at 4.1% annualized in the first quarter. However prices were still in the doldrums, flat in May from a year earlier after six straight falls. The MSCI Europe ex UK® Index rose 5.41%, less than half of this for euro zone markets. Mr. Draghi’s words were perceived to remove the existential threat to the euro. But there was little else to motivate investors. The euro zone reported its sixth straight quarterly fall in GDP and a new record unemployment rate of 12.2%, ranging from 5.4% in Germany to 26.8% in Spain. The MSCI UK® Index added 7.46%. As in the U.S. and latterly Japan, stock prices were supported by the central bank’s quantitative easing. Having fallen by 0.3% in the fourth quarter, GDP recovered the loss in the first quarter of 2013 and June ended with some key indicators: purchasing managers’ indices and retail sales, showing tentative improvement.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Series’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have

$250 million or more of outstanding face value.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

What is the Investment Strategy During the Guarantee Period?

ING GET U.S. Core Portfolio — Series 13 and 14 (“Series”) invest at least 80% of their net assets in equities and fixed-income securities issued by U.S. companies or the U.S. government or its agencies. The Series do not implement an “investment strategy” in a conventional sense. Rather, the Series’ asset allocation strategy seeks to optimize the exposure of the Series to the equity component (“Equity Component”) while protecting Series assets. Assets allocated to the Equity Component may be reduced or eliminated in order to conserve assets at a level equal to or above the present value of the guarantee (“Guarantee”). The Series allocate their assets among the following asset classes:

During the Guarantee Period, the Series’ assets are allocated between the:

•	Equity Component, consisting of common stocks included in the S&P 500® Index, futures contracts on the S&P 500® Index, and when the Equity Component’s market value is $5 million or less, investments in exchange traded funds (“ETFs”) that can reasonably be expected to have at least a 95% correlation ratio with the S&P 500® Index, in S&P 500® Index futures, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investments in such securities; and the

•	Fixed component (“Fixed Component”) consisting primarily of short- to intermediate-duration U.S. government securities.

The Series’ asset allocation strategy is implemented by allocating assets appropriately to the Equity Component and to the Fixed Component to optimize exposure to the Equity Component while controlling the risk that an insurance company may be required to make payment under the Guarantee. Consequently, there can be no assurance as to the percentage of assets, if any, allocated to the Equity Component, even when the equity market is doing well, or to any investment returns generated by the Series.

How does the Series’ Asset Allocation work?

ING Investment Management Co. LLC (“IIM” or “Sub-Adviser”), the Sub-Adviser to the Series, uses a proprietary computer model to determine on a daily basis the percentage of assets allocated to the Equity Component and to the Fixed Component. The model evaluates a number of factors, including the then current market value of the Series, the then prevailing level of interest rates, equity market volatility, the Series’ total annual expenses, insurance company separate account expenses, and the maturity date (“Maturity Date”). The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter. Generally, as the value of the Equity Component rises, more assets are allocated to the Equity Component; as the value of the Equity Component declines, more assets are allocated to the Fixed Component. The amount directed to the Equity Component is always restricted so that even if it were to experience a “material decline” in value on a given day and before being redirected to the Fixed Component, the remaining assets would still be sufficient to meet the Guarantee. At the commencement of the Guarantee Period, the Series defined a “material decline” in value as a decline in the value of the Equity Component of at least 20% but no more than 30%. If a Series defined the “material decline” at 20%, fewer assets will likely be allocated to the Equity Component than if the “material decline” was defined at 30%. The allocation to the Equity Component or the Fixed Component may be zero under certain circumstances. Currently, 100% of the Series’ assets are allocated to the Fixed Component. It is not expected that any portion of the Series’ assets will be allocated to the Equity Component at any time before the Maturity Date.

Equity Component: IIM manages the Equity Component by overweighting those stocks in the S&P 500® Index that it believes will outperform the S&P 500® Index and underweighting (or avoiding altogether) those stocks it believes will underperform the S&P 500® Index (“Enhanced Index Strategy”). Stocks IIM believes are likely to match the performance of the S&P 500® Index are invested in proportion to their representation in the S&P 500® Index. To determine which stocks to weight more or less heavily, IIM uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. IIM expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500® Index in both rising and falling markets.

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

Under normal market conditions, up to 20% of the Equity Component’s net assets may be invested in futures contracts for hedging purposes or to maintain liquidity to meet shareholder redemptions and minimize trading costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. During the Guarantee Period, the Series may only invest in futures contracts on the S&P 500® Index and futures contracts on U.S. Treasury securities.

If the Equity Component’s market value is $5 million or less, in order to replicate an investment in stocks listed in the S&P 500® Index, IIM may invest the entire amount of the Equity Component’s assets in S&P 500® Index futures, in ETFs, or in a combination of S&P 500® Index futures and ETFs, subject to any limitation on the Series’ investment in such securities (subject to the rules, regulations and exemptive orders imposed by the Investment Company Act of 1940, as amended “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. IIM will not employ an Enhanced Index Strategy when it invests in S&P 500® Index futures and ETFs.

Fixed Component: IIM seeks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within three months of the Maturity Date. Generally, at least 55% of the Fixed Component will consist of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Although the Series invest in securities insured or guaranteed by the U.S. government, the Series shares are not themselves issued or guaranteed by the U.S. government. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also consist of mortgage-backed securities (including commercial mortgage-backed securities) which are rated AAA or Aaa at the time of purchase by Standard & Poor’s (“S&P®”) or Moody’s Investors Service, Inc. (“Moody’s®”), respectively, and corporate obligations which are rated at the time of purchase A- or higher by S&P® and/or Aa3 or higher by Moody’s®. The Fixed Component may also include U.S. Treasury futures and money market instruments. The Series may also invest in other investment companies to the extent permitted under the 1940 Act.

What are the Principal Guarantee Period Risks?

Asset Allocation: If, at the inception of, or any time during, the Guarantee Period interest rates are low, the Series’ assets may be largely invested in the Fixed Component in order to decrease the likelihood that an insurance company would be required to make any payment under the Guarantee. The effect of low interest rates on the Series would likely be more pronounced at the inception of the Guarantee Period, as the initial allocation of assets would include more fixed-income securities. In addition, if during the Guarantee Period the equity markets experienced a material decline, the Series’ assets may become largely invested in the Fixed Component. In fact, because the value of the Equity Component declined by a significant amount earlier in the Guarantee Period, a complete reallocation to the Fixed Component has occurred. Currently, 100% of the assets are allocated to the Fixed Component and the Series will not reallocate any assets into the Equity Component prior to the Maturity Date. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Active Asset Allocation May Underperform Static Strategies: An active asset allocation strategy may underperform a more static strategy due to the impact of transaction costs. The asset allocation process results in transaction costs from the purchase and sale of securities. Volatile periods in the market may increase these costs. High transaction costs may have an adverse effect on the performance of the Series.

Opportunity Costs: There are substantial opportunity costs associated with an investment in the Series. The Series may allocate a substantial portion, and under certain circumstances all, of the Series’ assets to the Fixed Component in order to conserve Series assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Series’ assets. If the market value of

ING GET U.S. CORE PORTFOLIO	INVESTMENT STRATEGY AND PRINCIPAL RISKS

the Equity Component rises, the percentage of the Series’ assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Series will affect these allocations. For example, if the Series incurs early losses, the Series may allocate 100% of the Series’ assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component.

The extent to which the Series participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Series, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Series and the separate account under the variable annuity contract, and other factors. The Series might capture a material portion, very little or none of any Equity Component increase.

It is possible that on the Maturity Date, a contract holder or participant could receive only the guaranteed amount even though the equity markets, as well as the Equity Component, has had significant positive performance during the Guarantee Period.

The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Series’ net asset value (“NAV”) decreases, or (b) the value of the Equity Component declines. In either case, all or substantially all of the Series’ assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Company: The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit: Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Interest Rate: With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model: The Sub-Adviser’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a Sub-Adviser to evaluate securities or securities markets are based on the Sub-Adviser’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.

Liquidity: If a security is illiquid, the adviser or Sub-Adviser might be unable to sell the security at a time when the Series’ Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Series’ liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Series could realize upon disposition. A Series may make investments that become less liquid in response to market developments or adverse investor perception. A Series could lose money if it cannot sell a security at the time and price that would be most beneficial to the Series.

Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a Series may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Series. Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an equity index. The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF’s shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges’ officials deem such action

INVESTMENT STRATEGY AND PRINCIPAL RISKS	ING GET U.S. CORE PORTFOLIO

appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stock of a particular industry, trends in that industry may have a dramatic impact on their value.

U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk. The discussion below includes risks that are not described in the Series’ summary but which, nevertheless, are a risk to the Series.

Counterparty: The entity with whom a Series conducts Series-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Series owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that Series may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.

Futures Contracts: The Series may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Series uses futures for hedging purposes or to temporarily increase or limit exposure to a particular asset class. The main risk with futures contracts is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual investment made in the futures contract.

Risks of Using Derivatives: Certain securities in which the Series may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount owed on the contract when due, the Series can lose money on the investment. The underlying investment on which the derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Series’ share price to decline. Markets underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Series realizing a lower return than expected on an investment. Some derivatives are also subject to the risk that counterparties will not perform their duties.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Series, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Series expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2013 to June 30, 2013, unless otherwise indicated. The Series’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)”, provides information about hypothetical account values and hypothetical expenses based on a Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Series and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Series Return				Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended June 30, 2013*	Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended June 30, 2013*
Series 13	$1,000.00	$998.20	0.90%	$4.46	$1,000.00	$1,020.33	0.90%	$4.51
Series 14	$1,000.00	$997.70	0.90%	$4.46	$1,000.00	$1,020.33	0.90%	$4.51

*	Expenses are equal to the respective annualized expense ratio of each Series multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2013 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 13	Series 14
ASSETS:
Investments in securities at fair value*	$12,411,813	$30,942,737
Short-term investments at fair value**	1,899,278	186,000

Total investments at fair value	14,311,091	31,128,737

Cash	—	692
Receivables:
Dividends	5	—
Interest	—	6,157
Prepaid expenses	135	296
Reimbursement due from manager	1,015	2,940

Total assets	14,312,246	31,138,822

LIABILITIES:
Payable for fund shares redeemed	903	2,455
Payable for investment management fees	7,118	15,438
Payable for administrative fees	652	1,415
Payable for distribution and shareholder service fees	2,966	6,433
Payable to custodian due to bank overdraft	56,055	—
Payable for trustee fees	76	163
Other accrued expenses and liabilities	9,080	23,663

Total liabilities	76,850	49,567

NET ASSETS	$14,235,396	$31,089,255

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$16,383,379	$32,807,174
Undistributed net investment income	110,112	356,884
Accumulated net realized loss	(2,826,338)	(2,776,025)
Net unrealized appreciation	568,243	701,222

NET ASSETS	$14,235,396	$31,089,255

* Cost of investments in securities	$11,833,073	$30,241,515
** Cost of short-term investments	$1,909,775	$186,000

Net assets	$14,235,396	$31,089,255
Shares authorized	unlimited	unlimited
Par value	$0.001	$0.001
Shares outstanding	1,526,767	3,238,112
Net asset value and redemption price per share†	$9.32	$9.60

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)

	ING GET U.S. Core Portfolio
	Series 13	Series 14
INVESTMENT INCOME:
Dividends	$45	$—
Interest	178,603	504,528

Total investment income	178,648	504,528

EXPENSES:
Investment management fees	45,103	97,371
Distribution and shareholder service fees	18,793	40,571
Transfer agent fees	18	23
Administrative service fees	4,134	8,925
Shareholder reporting expense	1,696	3,280
Registration fees	143	311
Professional fees	8,083	18,448
Custody and accounting expense	826	2,262
Trustee fees	227	491
Miscellaneous expense	657	1,264
Interest expense	24	33

Total expenses	79,704	172,979
Net waived and reimbursed fees	(11,965)	(26,736)

Net expenses	67,739	146,243

Net investment income	110,909	358,285

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	107,663	203,540

Net realized gain	107,663	203,540

Net change in unrealized appreciation (depreciation) on:
Investments	(241,033)	(623,509)

Net change in unrealized appreciation (depreciation)	(241,033)	(623,509)

Net realized and unrealized loss	(133,370)	(419,969)

Decrease in net assets resulting from operations	$(22,461)	$(61,684)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING GET U.S. Core Portfolio Series 13		ING GET U.S. Core Portfolio Series 14
	Six Months Ended June 30, 2013	Year Ended December 31, 2012	Six Months Ended June 30, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$110,909	$309,695	$358,285	$913,322
Net realized gain	107,663	183,097	203,540	476,151
Net change in unrealized (depreciation)	(241,033)	(546,173)	(623,509)	(1,465,515)

Decrease in net assets resulting from operations	(22,461)	(53,381)	(61,684)	(76,042)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(308,916)	(383,655)	(913,651)	(1,102,718)

Total distributions	(308,916)	(383,655)	(913,651)	(1,102,718)

FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	308,916	383,655	913,651	1,102,718

	308,916	383,655	913,651	1,102,718
Cost of shares redeemed	(1,923,850)	(3,596,441)	(3,333,190)	(9,457,742)

Net decrease in net assets resulting from capital share transactions	(1,614,934)	(3,212,786)	(2,419,539)	(8,355,024)

Net decrease in net assets	(1,946,311)	(3,649,822)	(3,394,874)	(9,533,784)

NET ASSETS:
Beginning of year or period	16,181,707	19,831,529	34,484,129	44,017,913

End of year or period	$14,235,396	$16,181,707	$31,089,255	$34,484,129

Undistributed net investment income at end of year or period	$110,112	$308,119	$356,884	$912,250

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS  (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING GET U.S. Core Portfolio Series 13
06-30-13	9.54	0.07	•	(0.09)	(0.02)	0.20	—	—	0.20	—	9.32	(0.18)	1.06	0.90		0.90		1.48		14,235	—
12-31-12	9.77	0.17	•	(0.20)	(0.03)	0.20	—	—	0.20	—	9.54	(0.26)	1.10	1.00		1.00		1.71		16,182	—
12-31-11	9.81	0.16	•	0.02	0.18	0.22	—	—	0.22	—	9.77	1.81	1.09	1.00		1.00		1.68		19,832	—
12-31-10	9.44	0.17	•	0.45	0.62	0.25	—	—	0.25	—	9.81	6.59	1.02	1.00	†	1.00	†	1.77	†	26,204	—
12-31-09	10.00	0.19	•	(0.41)	(0.22)	0.34	—	—	0.34	—	9.44	(2.06)	1.03	1.00	†	1.00	†	2.00	†	30,902	13
12-31-08	10.60	0.21	•	(0.00)*	0.21	0.20	0.61	—	0.81	—	10.00	2.33	1.05	1.00	†	1.00	†	2.14	†	43,240	386

ING GET U.S. Core Portfolio Series 14
06-30-13	9.91	0.11	•	(0.13)	(0.02)	0.29	—	—	0.29	—	9.60	(0.23)	1.07	0.90		0.90		2.21		31,089	11
12-31-12	10.21	0.23	•	(0.25)	(0.02)	0.28	—	—	0.28	—	9.91	(0.18)	1.09	1.00		1.00		2.32		34,484	—
12-31-11	10.20	0.23	•	0.09	0.32	0.31	—	—	0.31	—	10.21	3.21	1.06	1.00		1.00		2.25		44,018	—
12-31-10	9.93	0.25	•	0.42	0.67	0.40	—	—	0.40	—	10.20	6.88	1.03	1.00		1.00		2.48		54,548	—
12-31-09	10.46	0.29	•	(0.39)	(0.10)	0.43	—	—	0.43	—	9.93	(0.83)	1.03	1.00		1.00		2.85		66,874	12
12-31-08	10.41	0.31	•	(0.01)	0.30	0.19	0.06	—	0.25	—	10.46	3.04	1.02	1.00		1.00		3.05		107,043	293

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Variable Insurance Trust (the “Trust”) was organized as a Delaware statutory trust on July 15, 1999 and is registered with the SEC under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as a diversified open-end management investment company. There are two separate investment Series which comprise the Trust. The two Series are as follows: ING GET U.S. Core Portfolio Series 13 (“Series 13”) and ING GET U.S. Core Portfolio Series 14 (“Series 14”) (each, a “Series” and collectively, “Series”).

During the Guarantee Period, each Series seeks to achieve maximum total return and minimal exposure of the Series’ assets to a market value loss by participating, to the extent possible, in favorable equity market performance.

If during the Guarantee Period the equity markets experience a major decline, the Series’ assets may become largely or entirely invested in the Fixed Component. Use of the Fixed Component reduces the Series’ ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The insurance companies offering these Series currently are ING Life Insurance & Annuity Company (“ILIAC”) and ING USA Annuity and Life Insurance Company (“ING USA”). The insurance companies offering these Series guarantee Contract holders and Participants that on the Maturity Date they will receive no less than the value of their separate account investment directed to the Series as of the last day of the Offering Period, adjusted for certain charges. The value of dividends and distributions made by the Series throughout the Guarantee Period is included in determining whether, for purposes of the Guarantee, the value of a shareholder’s investment on the Maturity Date is no less than the value of their investment as of the last day of the Offering Period. Amounts withdrawn prior to the Maturity Date do not get the benefit of the Guarantee. The following information is related to the Series:

	Offering Period	Guarantee Period	Maturity Date
Series 13*	06/22/06 — 12/20/06	12/21/06 — 12/19/13	12/19/13
Series 14*	12/21/06 — 06/20/07	06/21/07 — 06/19/14	06/19/14

*	Closed to new investors.

Shares of the Series are offered to insurance company separate accounts that fund both annuity and life insurance contracts and certain tax-qualified retirement plans. At June 30, 2013 separate accounts of ILIAC and ING USA and their affiliates held all the shares outstanding of the Series.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Series. ING Investment Management Co. LLC serves as the sub-adviser (“IIM” or the “Sub-Adviser”) to the Series. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Series. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Series.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Series in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value (“NAV”).

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Series’ Board of Trustees (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Series calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Series (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Series related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Series determines its NAV or if the foreign exchange closes prior to the time the Series determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Series’ NAV may not take place contemporaneously with the determination of the prices of securities held by a Series in foreign securities markets. Further, the value of the Series’ assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Series. In calculating the Series’ NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Series closes but before the time that the Series’ NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Series determines its NAV. In such a case, the Series will use the fair value of such securities as determined under the Series’ valuation procedures. Events after the close of trading on a foreign market that could require the Series to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Series calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Series could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Series is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Series to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Series determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Series’ NAV.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value is defined as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Series is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Investment Adviser’s or Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Series’ investments under these levels of classification is included following the Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Series uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Series can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Series assets and liabilities. A reconciliation of Level 3 investments is presented only when a Series had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the six months ended June 30, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. Foreign Currency Translation. The books and records of the Series are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Series do not isolate the portion of the

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. Dividends from net investment income and net realized gains, if any, are declared and paid annually by the Series. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Distributions are recorded on the ex-dividend date. The characteristics of income and gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

E. Federal Income Taxes. It is the Series’ policy to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Series’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Repurchase Agreements. Each Series may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from possibly overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. A Series will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by that Series. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Series in the event that Series is delayed or disposition prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

H. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Series and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2013, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Series 13	$—	$1,830,230

U.S. government securities not included above were as follows:

	Purchases	Sales
Series 13	$—	$1,996,884
Series 14	3,717,350	7,280,001

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATION FEES

Each Series has entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Series. The fee for each Series was 0.25% during its Offering Period and is 0.60% during its Guarantee Period.

The Investment Adviser has engaged IIM, to serve as sub-adviser to each Series. IIM is responsible for managing the assets of each Series in accordance with its investment objective and policies, subject to such policies as the Board or the Investment Adviser may determine.

IFS acts as the administrator and provides certain administrative and shareholder services necessary for each Series’ operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Series a fee at an annual rate of 0.055% of average daily net assets.

NOTE 5 — DISTRIBUTION FEES

The Series have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby IID is compensated by the Series for expenses incurred in the distribution of the Series’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Series’ shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including distribution or shareholder servicing fees (“Servicing Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, the Series pays the Distributor a Distribution Fee rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At June 30, 2013, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Series:

Subsidiary	Series	Percentage
ING Life Insurance and Annuity Company	Series 13	56.02%
	Series 14	17.22

ING USA Annuity and Life Insurance Company	Series 13	42.93
	Series 14	69.86

ReliaStar Life Insurance Company	Series 14	12.92

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Series have a common owner that owns over 25% of the outstanding securities of the Series, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Series.

The Trust has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees’ fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At June 30, 2013, each applicable Series had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Series	Accrued Expenses	Amount
Series 13	Professional	$7,147
	Postage	1,034
Series 14	Custody	2,291
	Professional	18,231
	Postage	3,066

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Series whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses stemming from investments in other investment companies to 0.65% during the Offering Period and 0.90% during the Guarantee Period. Prior to January 1, 2013, the expense limit was 1.00% during the Guarantee Period.

The Investment Adviser may at a later date recoup from a Series for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Series’ expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees, are reflected on the accompanying Statements of Operations for each Series. Amounts payable by the Investment Adviser are reflected in the Statements of Assets and Liabilities for each Series.

As of June 30, 2013, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	June 30,
Series	2014	2015	2016	Total
Series 13	$11,705	$22,953	$18,738	$53,396
Series 14	$22,498	$38,588	$40,496	$101,582

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Series 13
6/30/2013	—	—	33,110	(202,349)	(169,239)	—	—	308,916	(1,923,850)	(1,614,934)
12/31/2012	—	—	40,131	(373,080)	(332,949)	—	—	383,655	(3,596,441)	(3,212,786)
Series 14
6/30/2013	—	—	95,073	(337,584)	(242,511)	—	—	913,651	(3,333,190)	(2,419,539)
12/31/2012	—	—	111,161	(943,151)	(831,990)	—	—	1,102,718	(9,457,742)	(8,355,024)

NOTE 10 — LINE OF CREDIT

Each of the Series included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNYM”) for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement is available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Series did not utilize the line of credit during the six months ended June 30, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Series from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	Ordinary Income	Ordinary Income
Series 13	$308,916	$383,655
Series 14	913,651	1,102,718

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Series’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Series 13	$308,886	$809,276	$(2,909,482)	2016
			(24,519)	2017
			$(2,934,001)

Series 14	913,561	1,324,731	(2,979,565)	2016

The Series’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of June 30, 2013, no provision for income tax is required in the Series’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Series’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, Sub-Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock (the “IPO”). On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO closed on May 7, 2013. The overallotment option was exercised on May 28, 2013 and closed on May 31, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Series. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Series in connection with the IPO. In addition, shareholders of the Series were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. Shareholders of the Series approved new advisory and sub-advisory agreements on April 22, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Series, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect their business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and its operations.

Shareholder Proxy Proposals

At a meeting of the Board on January 10, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent and Shaun P. Mathews, each of whom was a current member of the Board. In addition, the Board nominated Albert E. DePrince, Jr., Russell H. Jones, Martin J. Gavin, and Joseph E. Obermeyer, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Funds complex. The Nominees were approved by shareholders on April 22, 2013. The election of the Nominees was effective on May 21, 2013. These nominations were, in part, the result of an effort on the part of the Board, another board in the ING Funds complex, and the Investment Adviser to the Portfolios to consolidate the membership of the boards so that the same members serve on each board in the ING Funds complex. The result is that all ING Funds are now governed by Boards that are comprised of the same individuals.

NOTE 13 — SUBSEQUENT EVENTS

On July 22, 2013, the Series and the Investment Adviser received exemptive relief from the SEC which permits the Investment Adviser, with the approval of the Series’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Investment Adviser or of another company that, indirectly or directly wholly owns the Investment Adviser. Reliance on this exemptive relief was approved by shareholders of the Series. For more information, please consult the Supplement to your Prospectus dated August 7, 2013.

The Series have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING GET U.S. CORE PORTFOLIO SERIES 13	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 4.9%
		U.S. Treasury STRIP: 4.9%
700,000	^^	0.790%, due 11/15/13	$699,818	4.9
		Total U.S. Treasury Obligations (Cost $679,490)	699,818	4.9

U.S. GOVERNMENT AGENCY OBLIGATIONS: 82.3%
		Federal Home Loan Mortgage Corporation: 12.4%##
1,761,000	^^,Z	0.680%, due 11/15/13	1,756,564	12.4

		Federal National Mortgage Association: 25.2%##
3,593,000	^,Z	0.950%, due 01/15/14	3,587,709	25.2

		Other U.S. Agency Obligations: 44.7%
3,015,000	^,Z	0.590%, due 11/11/13	3,008,735	21.1
3,364,000	Z	0.300%, due 01/15/14	3,358,987	23.6
			6,367,722	44.7
		Total U.S. Government Agency Obligations (Cost $11,153,583)	11,711,995	82.3
		Total Long-Term Investments (Cost $11,833,073)	12,411,813	87.2

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 13.3%
		U.S. Government Agency Obligations: 13.3%
1,900,000	Z	Federal Home Loan Bank Discount Notes, 0.080%, 12/19/13 (Cost $1,909,775)	$1,899,278	13.3
		Total Short-Term Investments (Cost $1,909,775)	1,899,278	13.3

		Total Investments in Securities (Cost $13,742,848)	$14,311,091	100.5
		Liabilities in Excess of Other Assets	(75,695)	(0.5)

		Net Assets	$14,235,396	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
^^	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$578,740
Gross Unrealized Depreciation	(10,497)

Net Unrealized Appreciation	$568,243

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2013
Asset Table
Investments, at fair value
Short-Term Investments	$—	$1,899,278	$—	$1,899,278
U.S. Treasury Obligations	—	699,818	—	699,818
U.S. Government Agency Obligations	—	11,711,995	—	11,711,995

Total Investments, at fair value	$—	$14,311,091	$—	$14,311,091

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 6.3%
		U.S. Treasury STRIP: 6.3%
1,974,000	^,Z	0.230%, due 05/15/14	$1,971,591	6.3
		Total U.S. Treasury Obligations (Cost $1,940,134)	1,971,591	6.3

U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.5%
		Federal Home Loan Bank: 11.1%
3,300,000		5.250%, due 06/18/14	3,461,660	11.1

		Federal Home Loan Mortgage Corporation: 24.6%##
7,723,000	Z	0.720%, due 07/15/14	7,663,741	24.6

		Federal National Mortgage Association: 22.8%##
7,123,000	^,Z	0.710%, due 05/15/14	7,079,714	22.8

		Other U.S. Agency Obligations: 9.0%
2,796,000	Z	0.350%, due 07/15/14	2,786,002	9.0
		Total U.S. Government Agency Obligations (Cost $20,545,795)	20,991,117	67.5

FOREIGN GOVERNMENT BONDS: 25.7%
8,022,000	Z	Israel Government International Bond, 0.470%, 08/15/14	7,980,029	25.7
		Total Foreign Government Bonds (Cost $7,755,586)	7,980,029	25.7
		Total Long-Term Investments (Cost $30,241,515)	30,942,737	99.5

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
	Repurchase Agreement: 0.6%
186,000	Deutsche Bank Repurchase Agreement dated 06/28/2013, 0.180%, due 07/01/2013, $186,003 to be received upon repurchase (Collateralized by $196,000, FNMA- FNNT, 1.000%, Market Value plus accrued interest $190,159 due 04/30/2018). (Cost $186,000)	$186,000	0.6
	Total Short-Term Investments (Cost $186,000)	186,000	0.6

	Total Investments in Securities (Cost $30,427,515)	$31,128,737	100.1
	Liabilities in Excess of Other Assets	(39,482)	(0.1)

	Net Assets	$31,089,255	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
STRIP	Separate Trading of Registered Interest and Principal of Securities
^	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$701,222
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$701,222

See Accompanying Notes to Financial Statements

ING GET U.S. CORE PORTFOLIO SERIES 14	PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 6/30/2013
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$1,971,591	$—	$1,971,591
Short-Term Investments	—	186,000	—	186,000
U.S. Government Agency Obligations	—	20,991,117	—	20,991,117
Foreign Government Bonds	—	7,980,029	—	7,980,029

Total Investments, at fair value	$—	$31,128,737	$—	$31,128,737

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Variable Insurance Trust Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

3	To approve a new investment advisory agreement for certain Portfolios with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To approve a new investment sub-advisory agreement between DSL or ING Investments, as applicable, and ING IM with respect to the certain Portfolios prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control events that occur as part of the Separation Plan.

5	To elect 13 nominees to the Board.

8	To approve a modification to the current manager-of-managers policy to permit DSL or ING Investments, as applicable, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING GET U.S. Core Portfolio — Series13	3	*	1,378,729.000	49,998.000	187,648.000	0.000	1,616,375.000
	4	*	1,261,700.000	49,998.000	304,677.000	0.000	1,616,375.000
	8	*	1,362,862.000	49,998.000	203,515.000	0.000	1,616,375.000

*	Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING GET U.S. Core Portfolio — Series14	3	*	2,395,946.000	736,459.000	263,849.000	0.000	3,396,254.000
	4	*	2,457,353.000	832,957.000	105,944.000	0.000	3,396,254.000
	8	*	2,379,297.334	851,879.333	165,077.333	0.000	3,396,254.000

*	Proposals Passed

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted

ING Variable Insurance Trust

Colleen D. Baldwin	5	*	6,170,025.000	942,678.000	0.000	0.000	7,112,703.000
John V. Boyer	5	*	6,170,212.000	942,491.000	0.000	0.000	7,112,703.000
Patricia W. Chadwick	5	*	6,308,549.000	804,154.000	0.000	0.000	7,112,703.000
Albert E. DePrince, Jr.	5	*	6,308,736.000	803,967.000	0.000	0.000	7,112,703.000
Peter S. Drotch	5	*	6,308,736.000	803,967.000	0.000	0.000	7,112,703.000
J. Michael Earley	5	*	6,308,736.000	803,967.000	0.000	0.000	7,112,703.000
Martin J. Gavin	5	*	6,308,549.000	804,154.000	0.000	0.000	7,112,703.000
Russell H. Jones	5	*	6,308,736.000	803,967.000	0.000	0.000	7,112,703.000
Patrick W. Kenny	5	*	6,308,549.000	804,154.000	0.000	0.000	7,112,703.000
Shaun P. Mathews	5	*	6,308,736.000	803,967.000	0.000	0.000	7,112,703.000
Joseph E. Obermeyer	5	*	6,308,549.000	804,154.000	0.000	0.000	7,112,703.000
Sheryl K. Pressler	5	*	6,165,804.000	946,899.000	0.000	0.000	7,112,703.000
Roger B. Vincent	5	*	6,308,549.000	804,154.000	0.000	0.000	7,112,703.000

*	Proposal Passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH THE SEPARATION PLAN for ING GET U.S. CORE PORTFOLIO — SERIES 13 AND ING GET U.S. CORE PORTFOLIO — SERIES 14 (EACH A “PORTFOLIO” AND COLLECTIVELY, THE “PORTFOLIOS”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, when the Portfolios, each a series of ING Variable Insurance Trust(the“Trust”), enter into a new investment advisory contract (“Advisory Contract”) withING Investments, LLC (“ING Investments” or the “Adviser”)and a new sub-advisory contract(“Sub-Advisory Contract”) (together, the “Advisory and Sub-Advisory Contracts”) between the Adviser and ING Investment Management Co. LLC, thesub-adviser to each Portfolio (“ING IM” or the “Sub-Adviser”) the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Advisory and Sub-Advisory Contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at meetings held on January 10, 2013 in determining whether to approve new advisory and sub-advisory arrangements for the Portfolios in connection with the Separation Plan, as defined and discussed below.

The Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the ultimate parent company of the Adviser andING IM, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services, and investment management operations, which include the AdviserandING IM, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser andING IM. The Board further noted that the Separation Plan may result in the Adviser’s andING IM’sloss of access to the services and resources of their ultimate parent company, which could adversely affect theirbusinesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the investment companies in the ING fund complex under the Board’s jurisdiction (“ING Funds”), including the Portfolios, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out.

The Board considered the potential effects of the separation on the Portfolios, the Adviser and ING IM, including the Adviser’s and ING IM’s ability prior to, during and after the separation to perform the same level of service to the Portfoliosas they currently provide. In this regard, the Board noted that the Adviser and ING IM do not currently anticipate that the separation would have a material adverse impact on the Portfolios or their operations and administration.

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

Each of the Portfoliosis subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect Change of Control Event for the Adviserand ING IM, which in turn would result in the automatic termination of the current advisory agreements and current sub-advisory agreements (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve the proposed advisory agreements and the proposed sub-advisory agreements for thePortfolios (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Portfolios for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Portfolios, without interruption, as consummation of the Separation Plan proceeds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Portfolios to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser is seeking to obtain regulatory assurances that the staff of the U.S. Securities and Exchange Commission would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012, the Board concluded, in light of all factors it considered, including undertakings by the Adviser relating to certain follow-up actions, that the approval of the Current Agreements was in the best interests of the Portfolios and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING IM and their affiliates with respect to their services to the Portfolios.

A further description of the process followed by the Board in approving the Current Agreements on November 29, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Portfolios’ Annual Report, dated December 31, 2012, under the section titled “BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Advisers and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Subsequent to November 2012, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Portfolios, including investment advisory, administrative and support services, and that it would be in the Portfolios’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1. The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates, legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2. The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control Events.

3. The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4. The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the

Independent Trustees (which, at times, included one or

both Board members who are not Independent Trustees). With respect to services to be rendered to the Portfolios by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5. The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates. The Board also requested and had such meetings with the Portfolios’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6. The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Advisers and its affiliates.

7. K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8. The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9. Among the follow-up actions arising from the November 27, 28, and 29, 2012 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Portfolios. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10. The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Portfolios to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11. The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Portfolios than, the terms of the corresponding Current Agreements.

12. The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Portfolios in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Portfolios and its Adviser and Sub-Adviser currently operate, including contractual provisions relating to fees and expenses.

13. The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Portfolios, including the continuity of the Portfolios’ portfolio managers and other personnel responsible for the management operations of the Portfolios; or (ii) the investment objective of or the principal investment strategies used to manage any of the Portfolios.

14. The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15. The Board considered that the Adviser andits affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

16. The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17. The Board considered the advice provided by Dechert LLP, legal counsel to the Portfolios and the Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18. The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Portfolios of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Portfolios.

19. The Board considered peer group and benchmark investment performance comparison data relating to the Portfolios that was more current than related comparison data considered by it in connection with the November 29, 2012 approvals of the Current Agreements.

20. The Board considered actions taken by the Adviser subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21. The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22. The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Portfolios. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at meetings of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Portfolios. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Portfolios to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPSAR-UGCORE	(0613-081613)

ITEM 2.	CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Insurance Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	September 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	September 4, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	September 4, 2013